TEL-SAVE HOLDINGS, INC.

                   5% Convertible Subordinated Notes Due 2004

                             REGISTRATION AGREEMENT

                                                              New York, New York
                                                               December 10, 1997

Smith Barney Inc.
As Representative of the Initial Purchasers Named in
  Schedule I to the Purchase Agreement (as defined below)

388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  Tel-Save Holdings, Inc., a Delaware corporation (the "Company"), proposes to issue and sell (such issuance and sale, the "Initial Placement") to you (the "Initial Purchasers"), upon the terms set forth in a purchase agreement of even date herewith (the "Purchase Agreement"), $200,000,000 principal amount (plus an additional $40,000,000 principal amount to cover over-allotments, if any) of its 5% Convertible Subordinated Notes Due 2004 (the "Securities"). The Securities will be convertible into shares of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company at the conversion price set forth in the Offering Memorandum. As an inducement to you to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company agrees with you, (i) for your benefit and (ii) for the benefit of the holders from time to time of the Securities or the Common Stock issuable upon conversion of the Securities (including you) (each of the foregoing, a "Holder" and together, the "Holders"), as follows:

                  1. Definitions. Capitalized terms used herein without definition shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

                  "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Affiliate"  of any  specified  person  means any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Closing Date" has the meaning set forth in the Purchase Agreement.

                  "Commission" means the Securities and Exchange Commission.



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                  "Exchange Act" means the  Securities  Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Holder" has the meaning set forth in the preamble hereto.

                  "Indenture" means the Indenture relating to the Securities dated as of December 10, 1997, between the Company and First Trust of New York, National Association, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

                  "Initial Placement" has the meaning set forth in the preamble hereto.

                  "Initial Purchasers" has the meaning set forth in the preamble hereto.

                  "Majority Holders" means the Holders of a majority of the then outstanding aggregate principal amount of Securities registered under a Shelf Registration Statement; provided that Holders of Common Stock issued upon conversion of Securities shall be deemed to be Holders of the aggregate principal amount of Securities from which such Common Stock was converted.

                  "Managing Underwriters" means the Underwriter or Underwriters that shall administer an Underwritten Offering.

                  "Offering Memorandum" has the meaning set forth in the Purchase Agreement.

                  "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or Common Stock issuable upon conversion thereof, covered by such Shelf Registration Statement, and all amendments and supplements to such prospectus, including post-effective amendments.

                  "Purchase Agreement" has the meaning set forth in the preamble hereto.

                  "Securities" has the meaning set forth in the preamble hereto.

                  "Shelf Registration" means a registration effected pursuant to
Section 2 hereof.

                  "Shelf  Registration  Period"  has the  meaning  set  forth in
Section 2(b) hereof.

                  "Shelf Registration Statement" means a "shelf" registration statement of the Company pursuant to the provisions of Section 2 hereof which covers some or all of the Securities and the Common Stock issuable upon conversion thereof, as applicable, on

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

an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Trustee" means the trustee with respect to the Securities under the Indenture.

                  "Underwriter" means any underwriter of Securities or Common Stock issuable upon conversion thereof in connection with an offering thereof under a Shelf Registration Statement.

                  "Underwritten   Offering"  means  an  offering  in  which  the
Securities or Common Stock are sold to an Underwriter or with the assistance of an Underwriter for reoffering to the public.

                  2.       Shelf Registration; Suspension of Use of Prospectus.

                  (a) The Company shall prepare and, not later than 120 days following the Closing Date, shall file with the Commission and thereafter, but no later than 180 days following the Closing Date, shall use its best efforts to cause to be declared effective under the Act a Shelf Registration Statement relating to the offer and sale of the Securities and the Common Stock issuable upon conversion thereof by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement.

                  (b) The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders until the earliest of (i) the second anniversary of the Closing Date, (ii) the date on which the Securities or Common Stock issuable upon conversion thereof may be sold pursuant to paragraph (k) of Rule 144 (or any successor provision) promulgated by the Commission under the Act and
         (iii) such date as of which all the Securities or the Common Stock issuable upon conversion thereof have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required (x) by applicable law or (y) pursuant to
         Section 2(c) hereof, and, in either case, so long as the Company promptly thereafter complies with the requirements of Section 3(i) hereof, if applicable.

                  (c) The Company may suspend the use of the Prospectus for a period not to exceed 30 days in any three-month period or for three periods not to exceed an aggregate of 90 days in any twelve-month period for valid business reasons, to

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

         be determined by the Company in its sole reasonable judgment (not including avoidance of the Company's obligations hereunder), including, without limitation, the acquisition or divestiture of assets, public filings with the Commission, pending corporate developments and similar events; provided that the Company promptly thereafter complies with the requirements of Section 3(i) hereof, if applicable.

                  3. Registration Procedures. In connection with any Shelf Registration Statement, the following provisions shall apply:

                  (a) The  Company  shall  furnish  to you,  prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as Smith Barney Inc. reasonably may propose.

                  (b) The Company shall ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto comply in all material respects with the Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation or agreement is made hereby with respect to information with respect to you, any Underwriter or any Holder required to be included in any Shelf Registration or Prospectus pursuant to the Act or the rules and regulations thereunder.

                  (c) (1) The Company shall advise you and the Holders and, if requested by you or any such Holder, confirm such advice in writing:

                           (i) when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and

                           (ii) of any request by the  Commission for amendments
                  or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

                          (2) The Company shall advise you and the Holders and, if requested by you or any such Holder, confirm such advice in writing:

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

                           (i) of the  issuance  by the  Commission  of any stop
                  order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                           (ii)  of  the   receipt   by  the   Company   of  any
                  notification with respect to the suspension of the qualification of the Securities included in any Shelf Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose; and

                           (iii) of the  suspension of the use of the Prospectus
                  pursuant to Section 2(c) hereof or of the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

                           (d) The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

                  (e) The Company shall furnish to each Holder of Securities or the Common Stock issued upon conversion thereof included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

                  (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities or the Common Stock issued upon conversion thereof included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Securities or the Common Stock issued upon conversion thereof covered by the Prospectus or any amendment or supplement thereto.

                  (g) Prior to any offering of Securities or the Common Stock issued upon conversion thereof pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of Securities or the Common Stock issued upon conversion thereof included therein and their respective counsel in connection with the registration or qualification of such

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

         Securities or Common Stock for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities and the Common Stock issued upon conversion thereof covered by such Shelf Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                  (h) The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Securities or the Common Stock issued upon conversion thereof to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request prior to sales of Securities or the Common Stock issued upon conversion thereof pursuant to such Shelf Registration Statement.

                  (i) Upon the occurrence of any event contemplated by paragraph
         (c)(2)(iii) above, the Company shall promptly prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities or the Common Stock issued upon conversion thereof included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (j) The Company shall use its best efforts to cause The Depository Trust Company ("DTC") on the first Business Day following the effective date of any Shelf Registration Statement hereunder or as soon as possible thereafter to remove (i) from any existing CUSIP number assigned to the Securities any designation indicating that the Securities are "restricted securities", which efforts shall include delivery to DTC of a letter executed by the Company substantially in the form of Exhibit A hereto and (ii) any other stop or restriction on DTC's system with respect to the Securities. In the event the Company is unable to cause DTC to take actions described in the immediately preceding sentence, the Company shall take such actions as Smith Barney Inc. may reasonably request to provide, as soon as practicable, a CUSIP number for the Securities registered under such Shelf Registration
         Statement and to cause such CUSIP number to be assigned to the Securities (or to the maximum aggregate principal amount of the securities to which such number may be assigned). Upon compliance with the foregoing requirements of this Section 3(j), the Company shall provide the Trustee with global certificates for such Securities, in a form eligible for deposit with The Depository Trust Company.

                  (k) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its

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

         security holders as soon as practicable after the effective date of the applicable Shelf Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act and Rule 158 promulgated by the Commission thereunder.

                  (l) The Company shall use its best efforts to cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

                  (m) The Company may require each Holder of Securities or the Common Stock issued upon conversion thereof to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Securities or Common Stock as may, from time to time, be required by the Act and the rules and regulations promulgated thereunder, and the obligations of the Company to any Holder hereunder shall be expressly conditioned on the compliance of such Holder with such request.

                  (n) The Company shall, if requested, use its best efforts to promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement (i) such information as the Majority Holders provide or, if the Securities or Common Stock are being sold in an Underwritten Offering, as the Managing Underwriters and the Majority Holders reasonably agree should be included therein and provide to the Company in writing for inclusion in the Shelf Registration Statement or Prospectus, and (ii) such information as a Holder may provide from time to time to the Company in writing for inclusion in a Prospectus or any Shelf Registration Statement concerning such Holder and the distribution of such Holder's Securities and Common Stock and, in either case, shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified in writing of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

                  (o) The Company shall enter into such agreements (including underwriting agreements) and take all other appropriate actions as may be reasonably requested in order to expedite or facilitate the registration or the disposition of the Securities or the Common Stock issuable upon conversion thereof, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 5 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 5 from Holders of Securities or the Common Stock issuable upon conversion thereof to the Company).

                  (p) The Company shall (i) make reasonably available for inspection by the Holders of Securities or the Common Stock issued upon conversion thereof to be registered under a Shelf Registration Statement, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such

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         Underwriter  all  relevant  financial  and  other  records,   pertinent
         corporate documents and properties of the Company and its subsidiaries;
         (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by the Holders or any such Underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in its sole discretion, as confidential at the time of delivery of such information shall be kept
         confidential  by  the  Holders  or  any  such  Underwriter,   attorney,
         accountant or agent, unless disclosure thereof is made in connection with a court proceeding or required by law, or such information has become available to the public generally through the Company or through a third party without an accompanying obligation of confidentiality;
         (iii)  make such  representations  and  warranties  to the  Holders  of
         Securities  or  the  Common  Stock  issued  upon   conversion   thereof
         registered thereunder and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to Underwriters and covering matters including, but not limited to, those set forth in the Purchase Agreement; (iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions, in form, scope and
         substance,   shall  be   reasonably   satisfactory   to  the   Managing
         Underwriters, if any) addressed to each selling Holder and the Underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and Underwriters; (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each selling Holder of
         Securities  or  the  Common  Stock  issued  upon   conversion   thereof
         registered thereunder (provided such Holder furnishes the accountants with such representations as the accountants customarily require in similar situations) and the Underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 3(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 3(p) shall be performed at (A) the effectiveness of such Shelf Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

                  4. Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in



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

connection therewith. Notwithstanding the provisions of this Section 4, each Holder shall bear the expense of any broker's commission, agency fee or Underwriter's discount or commission.

                  5.       Indemnification and Contribution.

                  (a) (i) In connection with any Shelf Registration Statement, the Company agrees to indemnify and hold harmless each Holder of Securities or Common Stock issued upon conversion thereof covered thereby (including the Initial Purchasers), the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon (A) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder or any Initial Purchaser specifically for inclusion therein, (B) use of a Shelf Registration Statement or the related Prospectus during a period when a stop order has been issued in respect of such Shelf Registration or any proceedings for that purpose have been initiated or use of a Prospectus when use of such Prospectus has been suspended pursuant to Section 2(c); provided, further, in each case, that Holders received prior notice of such stop order, initiation of proceedings or suspension or
         (C) if the Holder  fails to deliver a  Prospectus  or the then  current
         Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                         (ii) The Company also agrees to indemnify or contribute
         to Losses, as provided in Section 5(d), of any Underwriters of Securities or the Common Stock issued upon conversion thereof registered under a Shelf Registration Statement, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 5(a) and shall,



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

         if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 3(o) hereof.

                           (b) Each Holder of Securities or Common Stock issued upon conversion thereof covered by a Shelf Registration Statement (including the Initial Purchasers) severally agrees to indemnify and hold harmless (i) the Company, (ii) each of its directors, (iii) each of its officers who signs such Shelf Registration Statement and (iv) each person who controls the Company within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

                  (c) Promptly after receipt by an indemnified  party under this
         Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party; provided further, that the indemnifying party shall not be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) representing all the indemnified parties under paragraph (a)(i), paragraph (a)(ii) or paragraph (b) above. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Shelf Registration Statement which resulted in such Losses; provided, however, that in no case shall the Initial Purchasers be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, as set forth on the cover page of the Offering Memorandum, nor shall any Underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities and Common Stock issued upon conversion thereof purchased by such Underwriter under the Shelf Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the sum of (x) the total net proceeds from the Initial Placement (before deducting expenses) as set forth on the cover page of the Offering Memorandum and (y) the total amount of additional interest which the Company was not required to pay as a result of registering the Securities and Common Stock issued upon conversion thereof covered by the Shelf Registration Statement which resulted in such Losses. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Offering Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or the Common Stock issuable upon conversion thereof registered under the Act. Benefits received by any Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Shelf Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors or controlling persons referred to in Section 5 hereof, and will survive the sale by a Holder of Securities covered by a Shelf Registration Statement.

                  6.       Miscellaneous.

                  (a) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into nor shall it, on or after the date hereof, enter into, any agreement with respect to its Securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders; provided that with respect to any matter that directly or indirectly affects the rights of the Initial Purchasers hereunder, the Company shall obtain the written consent of the Initial Purchasers against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of
         Holders   whose   Securities   are  being  sold  pursuant  to  a

         Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Securities being sold rather than registered under such Shelf Registration Statement.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                         (1) if to you,  initially  at the  address set forth in
                  the Purchase Agreement;

                         (2) if to any other Holder, at the most current address
                  given by such Holder to the Company in accordance with the provisions of this Section 6(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Smith Barney Inc.; and

                         (3) if to the  Company,  initially  at its  address set
                  forth in the Purchase Agreement.

                  All such notices and communications shall be deemed to have been duly given when received, if delivered by hand or air courier, and when sent, if sent by first-class mail, telex or telecopier.

                  The Initial Purchasers or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders. The Company hereby agrees to extend the benefits of this Agreement to any Holder and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  (e) Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f)  Headings.   The  headings  in  this   agreement  are  for
         convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State, without regard to the conflicts of law rules thereof.

                  (h) Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  (i) Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or the Common Stock issuable upon conversion thereof is required hereunder, Securities or the Common Stock issued upon conversion thereof held by the Company or its Affiliates (other than subsequent Holders of Securities or the Common Stock issued upon conversion thereof if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                                     Very truly yours,

                                                    TEL-SAVE HOLDINGS, INC.

                                                    ----------------------------
                                                    Name:
                                                    Title:

The  foregoing  Agreement is hereby
confirmed and accepted as of the date
first above written.

SMITH BARNEY INC.
For itself and the other Initial
Purchasers named in Schedule I to the
Purchase Agreement.

BY:  SMITH BARNEY INC.

By
     -------------------------
     Name:
     Title:

                                                                       EXHIBIT A

                   FORM OF LETTER TO BE PROVIDED BY ISSUER TO

                          THE DEPOSITORY TRUST COMPANY

The Depository Trust Company
7 Hanover Square, 23rd Floor

New York, NY  10004

          Re: 5% Subordinated Convertible Notes Due 2004 (the "Securities") of Tel-Save Holdings, Inc.

Ladies and Gentlemen:

                  Please be advised that the Securities and Exchange Commission has declared effective a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with regard to all of the Securities referenced above. Accordingly, there is no longer any restriction as to whom such Securities may be sold and any restrictions on the CUSIP designation are no longer appropriate and may be removed. I understand that upon receipt of this letter, DTC will remove any stop or restriction on its system with respect to this issue.

                  As always, please do not hesitate to call if we can of further assistance.

Very truly yours,

Authorized Officer